SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 17, 2003

FIRSTMERIT CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

III Cascade Plaza, 7th Floor Akron, Ohio (Address of Principal Executive Offices)	44308 (Zip Code)	(330) 996-6300 (Telephone Number)

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99	Press Release dated July 17, 2003 announcing the financial results of FirstMerit Corporation for the fiscal quarter ended June 30, 2003.

Item 12 Results of Operations and Financial Condition

On July 17, 2003, FirstMerit Corporation announced financial results for the fiscal quarter ended June 30, 2003. A copy of the press release announcing the company’s financial results for the quarter is included as Exhibit 99 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation

Dated: July 22, 2003	By: /s/ Terrence E. Bichsel Terrence E. Bichsel Executive Vice President and Chief Financial Officer